REGISTRATION RIGHTS AGREEMENT

Alterola Biotech, Inc.

EMC2 Capital, LLC

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), is entered into as of August 11, 2021 (the “Execution Date”), by and between Alterola Biotech, Inc., a Nevada corporation (the “Company”), and EMC2 Capital, LLC, a Wyoming limited liability company (the “Buyer”). Company and Buyer are collectively referred to herein as the “Parties” and at times each is individually referred to as a “Party.” Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common Stock Purchase Agreement by and between the parties hereto, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS, upon the terms and subject to the conditions of the Purchase Agreement, (i) the Company has agreed to issue to the Buyer, and the Buyer has agreed to purchase, up to One Hundred Twenty-Five Million Dollars ($125,000,000) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to Section 1 of the Purchase Agreement (such shares, the “Purchase Shares”), and (ii) the Company has agreed to issue to the Buyer such number of shares of Common Stock and Warrants as are required pursuant to Section 4(e) of the Purchase Agreement (the “Commitment Shares” and the “Commitment Warrants”); and

To induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

a.    “Person” means an individual or entity of any kind including any limited liability company, partnership, joint venture, corporation, trust, unincorporated organization and government or any department or agency thereof.

b.   “Prospectus” means the base prospectus, including all documents incorporated therein by reference, included in any Registration Statement (as hereinafter defined), as it may be supplemented by a prospectus or the Prospectus Supplement (as hereinafter defined), in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the 1933 Act.

c.   “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company under the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the SEC.

d.    “Registrable Securities” means the Purchase Shares that may from time to time be issued or issuable to the Buyer upon purchases of the Available Amount under the Purchase Agreement (without regard to any limitation or restriction on purchases), the Commitment Shares issued or issuable to the Buyer, the Commitment Warrants issued or issuable to the Buyer and any shares of capital stock issued or issuable with respect to the Purchase Shares, the Commitment Shares or the Purchase Agreement as a result of any stock split, stock dividend, recapitalization, exchange or similar event, without regard to any limitation on purchases under the Purchase Agreement.

e.     “Registration Statement” means the Registration Statement and any other registration statement of the Company, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the SEC pursuant to the 1933 Act or deemed to be a part of such registration statement pursuant to the 1933 Act, covering only the sale of the Registrable Securities.

f.   “Registration Statement” means the Company’s registration statement on Form S-1 to be filed pursuant to the Purchase Agreement.

2.	REGISTRATION.

a.    Mandatory Registration. The Company shall file the Registration Statement on Form S-1 covering the sale of the Registrable Securities in accordance with the terms of the Purchase Agreement. The Company shall, within the time required under the 1933 Act, file with the SEC a prospectus supplement to the Registration Statement specifically relating to the Registrable Securities (the “Prospectus Supplement”) containing any information previously omitted at the time of effectiveness of the Registration Statement. The Buyer and its counsel shall have had a reasonable opportunity to review and comment upon such Prospectus Supplement prior to its filing with the SEC. The Buyer shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its reasonable best efforts to keep the Registration Statement and any New Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all Registrable Securities to the Buyer until such time as (i) it no longer qualifies to make sales under the Registration Statement (which shall be understood to include the inability of the Company to immediately register sales of Registrable Securities to the Buyer under the Registration Statement or any New Registration Statement),

(ii) the date on which all the Registrable Securities have been sold under this Agreement and no Available Amount remains thereunder, or (iii) the Purchase Agreement has been terminated (the “Registration Period”). The Registration Statement (including any amendments or supplements thereto and prospectuses or prospectus supplements, including the Prospectus, contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Without limiting the generality of the foregoing, during the Registration Period, the Company shall (a) take all action necessary to cause the Common Stock to continue to be Registered as a class of securities under Section 12(b) of the 1934 Act and shall not take any action or file any document (whether or not permitted by the 1934 Act) to terminate or suspend such registration and (b) file or furnish on or before their respective due dates all reports and other documents required to be filed or furnished by the Company pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the 1934 Act, and shall not take any action or file any document (whether or not permitted by the 1934 Act) to terminate or suspend its reporting and filing obligations under the 1934 Act.

b.    Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Registration Statement or file a new registration statement (a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as reasonably practicable, but in any event not later than ten (10) Business Days after the necessity therefor arises. The Company shall use its reasonable best efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof.

c.    Offering. If the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used by the Buyer at then-prevailing market prices (and not fixed prices), or if after the filing of the Prospectus or Prospectus Supplement with the SEC, the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such initial Registration Statement (with the prior consent, which shall not be unreasonably withheld, of the Buyer and its legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2(b) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectuses contained therein is available for use by the Buyer.

3.   RELATED OBLIGATIONS. With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2, including on the Registration Statement or on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

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a.    Notifications. The Company will notify the Buyer promptly of the time when any subsequent amendment to the Registration Statement or any New Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or where a receipt has been issued therefor or any subsequent supplement to a Prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement, any New Registration Statement or any Prospectus or for additional information.

b.    Copies. The Company will furnish to the Buyer and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein), any Prospectus Supplement, any New Registration Statement and all amendments and supplements to the Registration Statement, the Prospectus or any New Registration Statement that are filed with the SEC during the Registration Period (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable upon the Buyer’s request and in such quantities as the Buyer may from time to time reasonably request and, at the Buyer’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Registrable Securities may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Buyer to the extent such document is available on EDGAR.

c.    Confirmation of Effectiveness. If reasonably requested by the Buyer at any time, the Company shall deliver to the Buyer a written confirmation from Company’s counsel of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the Registration Statement is currently effective and available to the Company for sale of all of the Registrable Securities.

d.   Amendments to Registration Statement; Prospectus Supplements. Except as provided in this Agreement and other than periodic and current reports required to be filed pursuant to the 1934 Act, the Company shall not file with the SEC any amendment to the Registration Statement or any supplement to the Prospectus that refers to the Buyer, the Transaction Documents or the transactions contemplated thereby (including, without limitation, any prospectus supplement filed in connection with the transactions contemplated by the Transaction Documents), in each case with respect to which (a) the Buyer shall not previously have been advised and afforded the opportunity to review and comment thereon at least two (2) Business Days prior to filing with the SEC, as the case may be, (b) the Company shall not have given due consideration to any comments thereon received from the Buyer or its counsel, or (c) the Buyer shall reasonably object, unless the Company reasonably has determined that it is necessary to amend the Registration Statement or make any supplement to the Prospectus to comply with the 1933 Act or any other applicable law or regulation, in which case the Company shall promptly (but in no event later than 24 hours) so inform the Buyer, the Buyer shall be provided with a reasonable opportunity to review and comment upon any disclosure referring to the Buyer, the Transaction Documents or the transactions contemplated thereby, as applicable, and the Company shall promptly furnish to the Buyer a copy thereof. In addition, for so long as, in the reasonable opinion of counsel for the Buyer, the Prospectus is required to be delivered in connection with any acquisition or sale of the Registrable Securities by the Buyer, the Company shall not file any prospectus supplement with respect to the Registrable Securities without furnishing to the Buyer as many copies of such prospectus supplement, together with the Prospectus, as the Buyer may reasonably request.

e.   Amendments Requested by Buyer. The Company will prepare and file with the SEC, promptly upon the Buyer’s request, any amendments or supplements to the Registration Statement, any New Registration Statement or any Prospectus, as applicable, that, in the reasonable opinion of the Buyer and the Company, may be necessary or advisable in connection with any acquisition or sale of Registrable Securities by the Buyer (provided, however, that the failure of the Buyer to make such request shall not relieve the Company of any obligation or liability hereunder).

f.     Blue Sky. The Company shall take all such action, if any, as is reasonably necessary in order to obtain an exemption for or to register or qualify (i) the issuance of the Commitment Shares and the Commitment Warrants and the sale of the Purchase Shares to the Buyer under this Agreement and (ii) any subsequent sale of the Registrable Securities by the Buyer, in each case, under applicable securities or “Blue Sky” laws of the states of the United States in such states as is reasonably requested by the Buyer from time to time, and shall provide evidence of any such action so taken to the Buyer.

g.     Stop Orders. The Company shall advise the Buyer promptly (but in no event later than 24 hours) and shall confirm such advice in writing: (i) of the Company’s receipt of notice of any request by the SEC for amendment of or a

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supplement to the Registration Statement, Prospectus, any prospectus supplement or for any additional information with respect thereto; (ii) of the Company’s receipt of notice of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any prospectus supplement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and

(iii)  of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in the Registration Statement, the Prospectus or any prospectus supplement untrue or which requires the making of any additions to or changes to the statements then made in the Registration Statement, the Prospectus or any prospectus supplement in order to state a material fact required by the 1933 Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any prospectus supplement, in light of the circumstances under which they were made) not misleading, or of the necessity to amend the Registration Statement or supplement the Prospectus or any prospectus supplement to comply with the 1933 Act or any other law. The Company shall not be required to disclose to the Buyer the substance or specific reasons of any of the events set forth in clauses (i) through (iii) of the immediately preceding sentence, but rather, shall only be required to disclose that the event has occurred. The Company shall not deliver to the Buyer any Regular Purchase Notice or VWAP Purchase Notice, and the Buyer shall not be obligated to purchase any shares of Common Stock under this Agreement, during the continuation or pendency of any of the foregoing events. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any prospectus supplement, the Company shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time. The Company shall furnish to the Buyer, without charge, a copy of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or the Prospectus, as the case may be.

h.    Suspension of Sales. The Buyer agrees that, upon receipt of any notice from the Company of the existence of any suspension or stop order as set forth in Section 3(f) or 3(g), the Buyer will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Buyer’s receipt of the copies of a notice regarding the resolution or withdrawal of the suspension or stop order as contemplated by Section 3(f) or 3(g). Notwithstanding anything to the contrary, the Company shall cause its Transfer Agent to promptly deliver to the Buyer DWAC/DRS Shares without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Buyer has entered into a contract for sale prior to the Buyer’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g) and for which the Buyer has not yet settled.

i.    Transfer Agent. The Company shall at all times maintain and provide the services of the Transfer Agent and registrar with respect to its Common Stock.

j.     Listing; DTC. The Company shall promptly secure the listing of all Registrable Securities to be issued to the Buyer hereunder on the Principal Market (subject to official notice of issuance) and upon each other national securities exchange or automated quotation system, if any, upon which the Common Stock is then listed and shall maintain, so long as any shares of Common Stock shall be so listed, such listing. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on the Principal Market and shall comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules and regulations of the Principal Market. The Company shall not take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market, unless the Common Stock is immediately thereafter traded on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market. The Company shall promptly, and in no event later than the following Business Day, provide to the Buyer copies of any notices it receives from any Person regarding the continued eligibility of the Common Stock for listing on the Principal Market; provided, however, that the Company shall not provide the Buyer copies of any such notice that the Company reasonably believes constitutes material non-public information and the Company would not be required to publicly disclose such notice in any report or statement filed with the SEC under the 1933 Act or the 1934 Act (including on Form 8-K). The Company shall take all action necessary to ensure that its Common Stock can be transferred electronically as DWAC Shares. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

k.     Delivery of Shares. The Company shall cooperate with the Buyer to facilitate the timely preparation and delivery of DWAC Shares (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant

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to the Registration Statement or any New Registration Statement and enable such DWAC Shares to be in such denominations or amounts as the Buyer may reasonably request and registered in such names as the Buyer may request.

l.    Approvals. The Company shall use reasonable best efforts to cause the Registrable Securities covered by any Registration Statement to be Registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

m.      Further Actions. The Company agrees to take all other reasonable actions as necessary and reasonably requested by the Buyer to expedite and facilitate disposition by the Buyer of Registrable Securities pursuant to any Registration Statement.

4.	OBLIGATIONS OF THE BUYER.

a.    The Buyer has furnished to the Company in Exhibit A hereto such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. The Company shall notify the Buyer in writing of any other information the Company reasonably requires from the Buyer in connection with any Registration Statement hereunder, and the Buyer shall promptly furnish such information to the Company. The Buyer will as promptly as practicable notify the Company of any material change in the information set forth in Exhibit A, other than changes in its ownership of the Common Stock.

b.   The Buyer agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement hereunder.

5.     EXPENSES OF REGISTRATION. All reasonable expenses of the Company, other than sales or brokerage commissions and fees for the Buyer, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.	INDEMNIFICATION.

a.     To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Buyer, each Person, if any, who controls the Buyer, the members, the directors, officers, partners, employees, agents, representatives of the Buyer and each Person, if any, who controls the Buyer within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”) (each, an “Indemnified Person”), against any third party losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable and documented attorneys’ fees, amounts paid in settlement (with the prior consent of the Company, such consent not to be unreasonably withheld) or reasonable and documented expenses, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final Prospectus or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or any post- effective amendment thereto (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for

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any reasonable and documented legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Buyer or such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement, the Prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(b) or Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation; (C) shall not be available to the extent such Claim is based on a failure of the Buyer to deliver, or to cause to be delivered, the prospectus made available by the Company, if such prospectus was theretofore made available by the Company pursuant to Section 3(b) or Section 3(d); and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 8.

b.     In connection with the Registration Statement, any New Registration Statement or Prospectus, the Buyer agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signed the Registration Statement or signs any New Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Buyer set forth on Exhibit A attached hereto or updated from time to time in writing by the Buyer and furnished to the Company by the Buyer expressly for inclusion in the Registration Statement or Prospectus or any New Registration Statement or from the failure of the Buyer to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) or Section 3(d); and, subject to Section 6(d), the Buyer will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Buyer, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 8.

c.     Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or

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Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.     The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.

e.   The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.      CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any party who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.      ASSIGNMENT OF REGISTRATION RIGHTS. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer; provided, however, that any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company remains the surviving entity immediately after such transaction shall not be deemed an assignment. The Buyer may not assign its rights under this Agreement without the prior written consent of the Company.

9.    AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended, and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Buyer.

10.	GENERAL PROVISIONS.

a.     Notice. Unless specifically otherwise provided, whenever this Agreement requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be sent by courier or hand delivery, e-mail or recognized overnight delivery service) to be effective and shall be deemed to have been given upon receipt when delivered personally or sent by electronic message (provided the recipient responds to the message and confirmation of both electronic messages are kept on file by the sending party) and on the date actually delivered after timely deposit with a nationally recognized overnight delivery service. Until changed by Notice pursuant hereto, the contact information for each party is as follows:

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If to Company:

Alterola Biotech, Inc. Attn: Seamus McAuley 47 Hamilton Square

Birkenhead Merseyside, ENG CH41 5AR Email: sm@abtipharma.com

If to Buyer:

EMC2 Capital, LLC Attn: Barrett Evans

201 W Montecito Street Santa Barbara, CA 93101 Email: ops@emc2capital.com

b.    Entirety and Amendments. This Agreement, the Warrant Agreement, the Purchase Agreement and the other Transaction Documents represent the final agreement between the parties with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties. This Agreement may be amended only by an instrument in writing executed jointly by an authorized officer of each of Company and Buyer supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

c.     Waiver. No course of dealing nor any failure or delay by either party, or its respective officers, directors, employees, representatives, or attorneys with respect to exercising any right or remedy available to it hereunder shall operate as any waiver thereof under this Agreement. A waiver must be in writing and signed by the waiving party to be effective, and such waiver shall be effective only in the specific instance and for the specific purpose for which it is given.

d.    Successors and Assigns. Subject to the requirements of Section 8, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

e.   No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties and their respective successors and permitted assigns.

f.   Neutral Interpretation. This Agreement shall be interpreted in accordance with the fair meaning of its language and to implement the intent of the parties. The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary, without limitation. The terms of this Agreement were negotiated at arm’s length by the parties hereto.

g.   Governing Law. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the laws of the State of California, without reference to its principles of conflict of laws and without giving effect to any choice of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of California. Each party irrevocably and unconditionally agrees and consents to submit to the non-exclusive personal jurisdiction of the U.S federal and state courts located in California for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

h.   Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and do not limit, amplify, or modify the terms of this Agreement.

i.   Further Assurances. Each of the parties hereto shall execute and deliver, at the reasonable request of the other party hereto, such additional documents, instruments, conveyances and assurances and take such further actions as such other party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

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j.   Multiple Counterparts. This Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the Buyer and the Company have caused this Agreement to be duly executed as of the date first written above.

BUYER

EMC2 CAPITAL, LLC

By: /s/ Barrett Evans

Barrett Evans, Managing Member

COMPANY

ALTEROLA BIOTECH, INC.

By: /s/ Seamus McAuley

Seamus McAuley, Chief Executive Officer

By: /s/ Timothy Rogers

Timothy Rogers, Chairman

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EXHIBIT A

Information About the Buyer Furnished to the Company by the Buyer Expressly for Use in Connection with the Registration Statement and Prospectus

Immediately prior to the date of the Purchase Agreement, EMC2 Capital, LLC (“EMC2”), did not own any shares of Common Stock. Barrett Evans, the Managing Member of EMC2, is deemed to be beneficial owner of all of the Common Stock owned by EMC2. Mr. Evans has sole voting and investment power over the shares being offered under the Registration Statement and the Prospectus Supplement to be filed with the SEC in connection with the transactions contemplated under the Purchase Agreement. EMC2 is not a licensed broker dealer or an affiliate of a licensed broker dealer.

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